                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                 Current Report Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934

                        Date of Report: January 28, 1999





                               TMP WORLDWIDE INC.
                ------------------------------------------------
             (Exact name of Registrant as specified in its charter)




           Delaware                 0-21571               13-3906555
      -------------------  -------------------------  --------------------
        (State of            (Commission File No.)      (I.R.S. Employer
        Incorporation)                                  Identification No.)




             1633 Broadway, New York, New York                  10019
     --------------------------------------------------    ----------------
          (Address of principal executive offices)            (Zip Code)




        Registrant's telephone number, including area code: 212-977-4200
                                                           --------------

Item 2.       ACQUISITION OR DISPOSITION OF ASSETS.

         On January 28, 1999, pursuant to the terms of the Scheme Implementation Agreement, dated August 17, 1998, as amended (the "Agreement"), TMP Worldwide Inc. ("TMP") acquired, through a wholly-owned subsidiary, all of the outstanding capital stock and options to purchase such stock, of Morgan & Banks Limited ("M&B") for an aggregate of approximately 5,450,000 shares of common stock, $.001 par value, of TMP ("TMP Common Stock"), and such share amount considers the effect of options that can be converted into TMP stock. M&B provides human resource services to both the public and private sectors in Australasia. The employment related services provided by M&B include consulting, permanent recruitment (selection) and temporary contracting. As a result of the transaction, M&B became an indirect wholly-owned subsidiary of TMP and the former shareholders of M&B became stockholders of TMP.

         For the six months ended September 30, 1998, M&B's revenue was approximately A$204.6 million ($133.6 million) and net income was approximately A$7.7 million ($5.1 million). For the year ended March 31, 1998, M&B's revenue was A$330.4 million ($235.8 million) and net income was A$11.0 million ($7.9 million). The pro forma impact of the transaction is set forth in Item 7 of this Report.

Item 7.       FINANCIAL STATEMENTS, PRO FORMA FINANCIAL STATEMENTS AND EXHIBITS.

         (a) (i) Financial Statements of Morgan & Banks Limited for the six months ended September 30, 1998, filed herewith as Exhibit 99.1.

             (ii) Financial Statements of Morgan & Banks Limited for the year ended March 31, 1998, filed herewith as Exhibit 99.2.

         (b)  Unaudited Pro Forma Condensed Combined Financial Information.

          UNAUDITED PRO FORMA CONDENSED COMBINED FINANCIAL INFORMATION

    The Unaudited Pro Forma Condensed Combined Financial Information reflects financial information which gives effect to the Company's acquisition of all the outstanding stock of M&B and the assumed replacement of all options to acquire M&B stock with options to purchase TMP stock in exchange for the issuance of approximately 5,150,000 shares of TMP's Common Stock and approximately 300,000 options to purchase shares of TMP Common Stock (the "Transaction"). The share amounts and option amounts were calculated using an exchange formula based on a per share price for M&B shares of 4.65 Australian dollars, translated at 0.6292 US dollar per Australian dollar for the periods presented and gives effect to 70,421,773 M&B shares and 3,866,625 M&B options outstanding at January 27, 1999. The Pro Forma Financial Information included herein reflects the use of the pooling-of-interests method of accounting, after giving effect to the pro forma adjustments discussed in the accompanying notes. Such financial information has been prepared from, and should be read in conjunction with, the historical consolidated financial statements and notes thereto of TMP and M&B.

    The Pro Forma Condensed Combined Financial Information (i) gives effect to the Transaction, (ii) gives effect, in the Combined Statement of Operations for the year ended December 31, 1997, to the acquisition, in August 1997, of all the outstanding stock of Austin Knight Limited, ("Austin Knight"), for a purchase price of approximately $47.2 million, and (iii) includes the adjustments described in the notes hereto.

    The Pro Forma Condensed Combined Balance Sheet gives effect to the Transaction as if it had occurred on September 30, 1998, combining the balance sheets of TMP at September 30, 1998 with that of M&B as of September 30, 1998. The Pro Forma Condensed Combined Statements of Operations give effect to the Transaction as if it had occurred at the beginning of the earliest period presented, combining the results of TMP for the nine months ended September 30, 1998 and each year in the three-year period ended December 31, 1997 with those of M&B for the nine months ended September 30, 1998 and each year in the three-year period ended March 31, 1998, respectively. The results for M&B for the three months ended March 31, 1998 are included in the Pro Forma Condensed Combined Statement of Operations for both the year ended December 31, 1997 and the nine months ended September 30, 1998. When translated at the appropriate exchange rates for the December 31, 1997 and September 30, 1998 periods, revenue was approximately $62.1 million and $54.9 million, net income was approximately $2.0 million and $1.7 million, and the effect on the diluted net income per share was $0.06 and $0.05, respectively. In addition, the Pro Forma Condensed Combined Statement of Operations for the year ended December 31, 1997 includes the results of Austin Knight for the period prior to its acquisition by TMP on August 26, 1997.

    The consolidated financial statements of M&B included in the Pro Forma Condensed Combined Financial Information utilize Australian GAAP (which substantially conforms to US GAAP) and were translated at the following exchange rates: Australian dollars were translated to US dollars at the rate of 0.5933, 0.6318, 0.7137, 0.7874 and 0.7455, respectively, with respect to the Balance Sheet at September 30, 1998 and the Statement of Operations for the nine months ended September 30, 1998 and the years ended March 31, 1998, 1997 and 1996. The Statement of Operations of Austin Knight included in the December 31, 1997 Pro Forma Condensed Combined Statement of Operations was translated from British Pounds Sterling to US dollars at the rate of 1.634 US dollars per British Pound Sterling.

    The Pro Forma Condensed Combined Statements of Operations presented do not include any potential cost savings. The Company believes that it may be able to reduce salaries and related costs and office and general expenses as it eliminates duplication of overhead. However, there can be no assurance that the Company will be successful in effecting any such cost savings.

    The Pro Forma Condensed Combined Financial Information is unaudited and is not necessarily indicative of the consolidated results which actually would have occurred if the above transactions had been consummated at the beginning of the periods presented, nor does it purport to present the future financial position and results of operations for future periods.

                               TMP WORLDWIDE INC.

                   PRO FORMA CONDENSED COMBINED BALANCE SHEET

                               SEPTEMBER 30, 1998

                                 (IN THOUSANDS)
                                  (UNAUDITED)

                                                        TMP         MORGAN & BANKS                   PRO FORMA
                                                   WORLDWIDE INC.      LIMITED        ADJUSTMENTS    COMBINED
                                                   --------------  ----------------  -------------  -----------
ASSETS
Current assets:
  Cash and cash equivalents......................   $     12,855      $   11,263       $  --         $  24,118
  Accounts receivable, net.......................        317,048          25,284          --           342,332
  Work-in-process................................         16,367          --              --            16,367
  Deferred income taxes..........................        --                1,114          --             1,114
  Prepaid and other..............................         19,385           2,418          --            21,803
                                                   --------------        -------          ------    -----------
      Total current assets.......................        365,655          40,079          --           405,734
Property and equipment, net......................         49,928           7,894          --            57,822
Deferred income taxes............................          4,084             117          --             4,201
Intangibles, net.................................        184,463           5,412          --           189,875
Other assets.....................................          5,473              27          --             5,500
                                                   --------------     ----------       ---------    -----------
                                                    $    609,603      $   53,529       $  --         $ 663,132
                                                   --------------     ----------       ---------    -----------
                                                   --------------     ----------       ---------    -----------
LIABILITIES AND STOCKHOLDERS' EQUITY
Current liabilities:
  Accounts payable...............................   $    254,864      $    4,121       $  --         $ 258,985
  Accrued expenses and other liabilities.........         50,808          27,380           6,000 (a)    84,188
  Accrued restructuring costs....................         20,902          --              --            20,902
  Deferred revenue...............................         13,923          --              --            13,923
  Deferred income taxes..........................         13,519              34          --            13,553
  Current portion of long-term debt..............          8,908             167          --             9,075
                                                   --------------     ----------       ---------    -----------
      Total current liabilities..................        362,924          31,702           6,000       400,626

Long-term debt, less current portion.............        128,581           4,511          --           133,092
Other liabilities................................        --                1,007          --             1,007
Minority interests...............................        --                  475          --               475

Stockholders' equity:
  Common stock...................................             27          --                   5 (b)        32
  Class B common stock...........................              2          --              --                 2
  Common stock of Morgan & Banks Limited.........        --                1,392          (1,392)(c)      --
  Additional paid-in capital.....................        171,973           2,841           1,387(b,c)  176,201
  Foreign currency translation adjustment........           (543)            172          --              (371)
  Retained earnings (deficit)....................        (53,361)         11,429          (6,000)(a)   (47,932)
                                                   --------------     ----------       ---------    -----------
      Total stockholders' equity.................        118,098          15,834          (6,000)      127,932
                                                   --------------     ----------       ---------    -----------
                                                    $    609,603      $   53,529       $  --         $ 663,132
                                                   --------------     ----------       ---------    -----------
                                                   --------------     ----------       ---------    -----------

------------------------

(a) To accrue for costs to be incurred in connection with the Transaction.

(b) Represents par value of the 5,150 shares to be issued in connection with the Transaction, excluding options that could be exercised by current holders of M&B options, based on the number of outstanding M&B Shares as of the balance sheet date.

(c) Par value of the M&B Shares is reclassified as additional paid-in capital net of the par value of the newly issued TMP Common Stock.

                               TMP WORLDWIDE INC.

              PRO FORMA CONDENSED COMBINED STATEMENT OF OPERATIONS

                  FOR THE NINE MONTHS ENDED SEPTEMBER 30, 1998
                    (IN THOUSANDS, EXCEPT PER SHARE AMOUNTS)
                                  (UNAUDITED)

                                                                       TMP         MORGAN & BANKS    PRO FORMA
                                                                  WORLDWIDE INC.      LIMITED        COMBINED
                                                                  --------------   ---------------  -----------
Revenue:
  Commissions and fees..........................................     $297,854         $ 50,719        $348,573
  Temporary contracting.........................................           --          133,501         133,501
                                                                     ---------        --------        --------
      Total revenue.............................................      297,854          184,220         482,074
                                                                     ---------        --------        --------
Operating expenses:
  Salaries and related costs....................................      164,012           45,061         209,073
  Temporary contracting costs...................................           --          111,227         111,227
  Office and general............................................       91,060           17,727         108,787
  Amortization of intangibles...................................        6,403              365           6,768
  CEO bonus.....................................................        1,125               --           1,125
  Merger costs..................................................        9,577               --           9,577
                                                                     ---------        --------        --------
      Total operating expenses..................................      272,177          174,380         446,557
                                                                     ---------        --------        --------
Operating income................................................       25,677            9,840          35,517
Interest expense, net...........................................       (7,507)            (137)         (7,644)
Other expense, net..............................................         (842)              (1)           (843)
                                                                     ---------        --------        --------
Income before provision for income taxes, minority interests and
  equity in losses of affiliates................................       17,328            9,702          27,030
Provision for income taxes......................................        7,735            3,728          11,463
Minority interests..............................................           --              (17)            (17)
Equity in losses of affiliates..................................         (297)             --             (297)
                                                                     ---------        --------        --------
Net income......................................................     $  9,296         $  5,991        $ 15,287
                                                                     ---------        --------        --------
                                                                     ---------        --------        --------
Net income per common and Class B common share:
  Basic.........................................................     $   0.32                         $   0.45(a)
  Diluted.......................................................     $   0.31                         $   0.44(a)
Weighted average shares outstanding:
  Basic.........................................................       29,142                           34,206(a)
  Diluted.......................................................       29,949                           35,135(a)

------------------------
(a) Gives effect to the additional shares and options expected to be issued in connection with the Transaction, including M&B's weighted average basic and diluted shares outstanding for the periods, which were 69,239 and 70,899, respectively, multiplied by the Exchange Ratio of 0.07314.

                               TMP WORLDWIDE INC.

              PRO FORMA CONDENSED COMBINED STATEMENT OF OPERATIONS

                 FOR THE TWELVE MONTHS ENDED DECEMBER 31, 1997
                    (IN THOUSANDS, EXCEPT PER SHARE AMOUNTS)
                                  (UNAUDITED)

                                      TMP         AUSTIN KNIGHT                          MORGAN & BANKS     PRO FORMA
                                  WORLDWIDE INC.   LIMITED(A)   ADJUSTMENTS   SUBTOTAL       LIMITED         COMBINED
                                  --------------  ------------- -----------  ----------  --------------    -----------
Revenue:
  Commissions and fees..........    $310,619       $ 34,800      $    --      $345,419      $ 71,950         $417,369
  Temporary contracting.........          --             --           --            --       163,831          163,831
                                    --------       --------      ---------    --------      --------         --------
      Total revenue.............     310,619         34,800           --       345,419       235,781          581,200
                                    --------       --------      ---------    --------      --------         --------

Operating expenses:
  Salaries and related costs....     172,528          28,480          --       201,008        60,342          261,350
  Temporary contracting costs...          --              --          --            --       136,185          136,185
  Office and general............     101,176           5,758          --       106,934        25,258          132,192
  Amortization of intangibles...       6,269              --       1,323(b)      7,592           558            8,150
  CEO bonus.....................       1,500              --          --         1,500            --            1,500
                                    --------       --------      ---------    --------      --------         --------
      Total operating
        expenses................     281,473          34,238       1,323       317,034       222,343          539,377
                                    --------       --------      ---------    --------      --------         --------
Operating income................      29,146             562      (1,323)       28,385        13,438           41,823
Interest expense, net...........      (8,813)           (244)     (2,896)(c)   (11,953)         (247)         (12,200)
Other income (expense), net.....        (181)          1,547          --         1,366           (22)           1,344
                                    --------       --------      ---------    --------      --------         --------
Income before provision for
  income taxes, minority
  interests and equity in losses
  of affiliates.................      20,152           1,865      (4,219)       17,798        13,169           30,967
Provision for income taxes......       9,571           1,442      (1,158)(d)     9,855         5,153           15,008
Minority interests..............         143              --          --           143           153              296
Equity in losses of affiliates..         (33)             --          --           (33)           --              (33)
                                    --------       --------      ---------    --------      --------         --------
Net income......................      10,405             423      (3,061)        7,767         7,863           15,630
Preferred stock dividends.......        (123)             --          --          (123)           --             (123)
                                    --------       --------      ---------    --------      --------         --------
Net income applicable to common
  and Class B common
  stockholders..................    $ 10,282        $    423     $(3,061)     $  7,644      $  7,863         $ 15,507
                                    --------       --------      ---------    --------      --------         --------
                                    --------       --------      ---------    --------      --------         --------
Net income per common and Class
  B common share:
  Basic.........................    $   0.38                                                                 $   0.48(e)
  Diluted.......................    $   0.37                                                                 $   0.47(e)
Weighted average shares
  outstanding:
  Basic.........................      27,224                                                                   32,234(e)
  Diluted.......................      27,716                                                                   32,857(e)


------------------------
(a) For the period January 1, 1997 through the date of the acquisition by TMP of Austin Knight on August 26, 1997.

(b) To record amortization of intangibles arising from the acquisition of Austin Knight, as if such acquisition occurred on January 1, 1997. Such amortization is based on a 30 year life and is computed on an intangible asset of $59,523, amortized for eight months.

(c) To record interest expense on borrowings in connection with the acquisition of Austin Knight, as if such acquisition occurred on January 1, 1997. Debt of $47,208 at 9.2% for eight months.

                               TMP WORLDWIDE INC.

                 FOR THE TWELVE MONTHS ENDED DECEMBER 31, 1997
                    (IN THOUSANDS, EXCEPT PER SHARE AMOUNTS)
                                  (UNAUDITED)

(d) To record the tax benefit on interest expense of $2,896 on borrowings for the acquisition of Austin Knight, at an estimated tax rate of 40%.

(e) Gives effect to the additional shares and options expected to be issued in connection with the Transaction, including M&B's weighted average basic and diluted shares outstanding for the period, which were 68,489 and 70,289, respectively, multiplied by the Exchange Ratio of 0.07314.

                               TMP WORLDWIDE INC.

              PRO FORMA CONDENSED COMBINED STATEMENT OF OPERATIONS

                 FOR THE TWELVE MONTHS ENDED DECEMBER 31, 1996
                     (IN THOUSANDS, EXCEPT PER SHARE AMOUNTS)
                                  (UNAUDITED)

                                                                       TMP         MORGAN & BANKS   PRO FORMA
                                                                  WORLDWIDE INC.      LIMITED        COMBINED
                                                                  --------------  ----------------  -----------
Revenue:
  Commissions and fees..........................................     $223,319        $ 61,084         $284,403
  Temporary contracting.........................................           --         113,299          113,299
                                                                     ---------       --------         --------
      Total revenue.............................................      223,319         174,383          397,702
                                                                     ---------       --------         --------
Operating expenses:
  Salaries and related costs....................................      122,964          45,507          168,471
  Temporary contracting costs...................................           --          93,585           93,585
  Office and general............................................       74,252          21,944           96,196
  Amortization of intangibles...................................        4,440             292            4,732
  Special compensation..........................................       52,019              --           52,019
                                                                     ---------       --------         --------
      Total operating expenses..................................      253,675         161,328          415,003
                                                                     ---------       --------         --------
Operating income (loss).........................................      (30,356)         13,055          (17,301)
Interest expense, net...........................................      (14,216)            (27)         (14,243)
Other income (expense), net.....................................         (755)            141             (614)
                                                                     ---------       --------         ---------
Income (loss) before provision for income taxes, minority
  interests and equity in earnings of affiliates................      (45,327)         13,169          (32,158)
Provision for income taxes......................................        4,125           4,812            8,937
Minority interests..............................................          434             583            1,017
Equity in earnings of affiliates................................          114              --              114
                                                                     ---------       --------         --------
Net income (loss)...............................................      (49,772)          7,774          (41,998)
Preferred stock dividends.......................................         (210)             --             (210)
                                                                     ---------       --------         --------
Net income (loss) applicable to common and Class B common
  stockholders..................................................     $(49,982)       $  7,774        $(42,208)
                                                                     ---------       --------         --------
                                                                     ---------       --------         --------
Net income (loss) per common and Class B common share:
  Basic.........................................................     $  (2.24)                       $  (1.55)
  Diluted.......................................................     $  (2.24)                       $  (1.55)
Weighted average shares outstanding:
  Basic.........................................................       22,280                          27,229(a)
  Diluted.......................................................       22,280                          27,229(a)

------------------------
(a) Gives effect to the additional shares and options expected to be issued in connection with the Transaction, including M&B's weighted average basic and diluted shares outstanding for the period, which were 67,664 and 69,895, respectively, multiplied by the Exchange Ratio of 0.07314.

                               TMP WORLDWIDE INC.

              PRO FORMA CONDENSED COMBINED STATEMENT OF OPERATIONS

                 FOR THE TWELVE MONTHS ENDED DECEMBER 31, 1995
                     (IN THOUSANDS, EXCEPT PER SHARE AMOUNTS)
                                  (UNAUDITED)

                                                                       TMP         MORGAN & BANKS    PRO FORMA
                                                                  WORLDWIDE INC.      LIMITED        COMBINED
                                                                  --------------  ----------------  -----------
Revenue:
  Commissions and fees..........................................    $183,674        $ 44,881         $228,555
  Temporary contracting.........................................          --          61,768           61,768
                                                                    ---------       --------         --------
      Total revenue.............................................     183,674         106,649          290,323
                                                                    ---------       --------         --------
Operating expenses:
  Salaries and related costs....................................     100,162          31,701          131,863
  Temporary contracting costs...................................          --          49,503           49,503
  Office and general............................................      57,310          17,032           74,342
  Amortization of intangibles...................................       3,237             118            3,355
                                                                    ---------       --------         --------
      Total operating expenses..................................     160,709          98,354          259,063
                                                                    ---------       --------         --------
Operating income................................................      22,965           8,295           31,260
Interest income (expense), net..................................     (10,654)             77          (10,577)
Other income (expense), net.....................................      (1,057)            123             (934)
                                                                    ---------       --------         --------

Income before provision for income taxes, minority interests and
  equity in losses of affiliates................................      11,254           8,495           19,749
Provision for income taxes......................................       5,100           3,136            8,236
Minority interests..............................................         435             326              761
Equity in losses of affiliates..................................        (279)             --             (279)
                                                                    ---------       --------         --------
Net income......................................................       5,440           5,033           10,473
Preferred stock dividends.......................................        (210)             --             (210)
                                                                    ---------       --------         --------
Net income applicable to common and Class B common
  stockholders..................................................    $  5,230        $  5,033         $ 10,263
                                                                    ---------       --------         --------
                                                                    ---------       --------         --------
Net income per common and Class B common share:
  Basic.........................................................    $   0.24                         $   0.38(a)
  Diluted.......................................................    $   0.23                         $   0.37(a)
Weighted average shares outstanding:
  Basic.........................................................      22,045                           26,925(a)
  Diluted.......................................................      22,497                           27,409(a)

------------------------
(a) Gives effect to the additional shares and options expected to be issued in connection with the Transaction including M&B's weighted average basic and diluted shares outstanding for the period, which were 66,718 and 67,152, respectively, multiplied by the Exchange Ratio of 0.07314.

         (c)  Exhibits:

              Exhibit 2.1 - Scheme Implementation Agreement, dated August 17, 1998, as amended, between Morgan & Banks Limited and TMP Worldwide Inc. (incorporated by reference to TMP's Quarterly Report on Form 10-Q for the quarter ended September 30, 1998).

              Exhibit 23.1 - Consent of Pannell Kerr Forster.

              Exhibit 99.1 - Financial Statements of Morgan & Banks Limited
                             for the six months ended September 30, 1998.


              Exhibit 99.2 - Financial Statements of Morgan & Banks Limited
                             for the year ended March 31, 1998.

              Exhibit 99.3 - Press Release, dated January 28, 1999.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                  TMP WORLDWIDE INC.


                                  By: /S/ THOMAS G. COLLISON
                                     ------------------------
                                     Thomas G. Collison
                                     Vice Chairman

Dated: February 11, 1999